FITLIFE BRANDS

Investor Presentation | March 2016

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this presentation. Such factors may include, but are not limited to: the ability of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for sports nutrition, weight loss and general health with proven expertise creating, differentiating and launching successful brands with channel discipline

Opportunity to drive significant continued revenue growth within GNC system

- Leading third-party vendor by retail sales volume in GNC franchise system
- Launched new Metis Nutrition brand in late 2Q15. Now in more than 3,000 corporate and franchise GNC doors
- Newly announced re-franchising initiative

Recently completed acquisition dramatically expands distribution footprint and target market

- Acquisition of iSatori provides access to incremental $9B market opportunity with an established brand with a solid revenue base and patent pending intellectual property

Consistent track record of strong financial performance enhanced by recent acquisition

- Revenue: $15.1M 2015 9 mos. (approximately $1MM vendor funded discounts)

FITLIFE BRANDS

Snapshot

Founded: **2006 / New Mgmt 2010**	Ticker: **FTLF (OTCBB)**
Headquarters: **Omaha, NE**	Recent Price: **$1.23**
Employees: **18 (plus 14)**	FD S/O: **8.7MM (8.1MM) (plus 2.3MM)**
Revenue: **$15.1MM (9ME) ($1MM VFD)**	Market Capitalization: **$12.7MM**
Earnings: **$585K (9ME)**	Enterprise Value: **$11.7MM**
Total Debt: **$2.0MM (plus $1.0MM)**	EV/Revenue: **~ 0.7x**
Cash: **$3.1MM (Sept 2015)**	

FITLIFE BRANDS

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


PUMP FUEL
PREMIUM BLEND
AMPLIFY XL
FLEX
STACK

FITLIFE BRANDS

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Creatine Free
First Pre-Cardio/Weight Loss Accelerant
CARDIO
CUTS
GREATER ENDURANCE*
QUICKER RECOVERY*
WEIGHT LOSS AND TONING*
Strawberry Crush
Tonalin
BODY TONER
CENSOR
LIPORUSH

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Health
Dr. Joints
ALPHA STRIKE
MALE ENHANCEMENT
Slim-Tox
SUPPORTS FAT LOSS

New Brand: Metis Nutrition

- First SKU of Metis Nutrition JXT-5™ shipped to 2,400 corporate and 400 franchise GNC stores at the end of 2Q15
- JXT-5™ - offers a potent multifaceted 5 in 1 formulation bringing together five key elements designed to support a healthy increase in testosterone, joint health and mobility, libido, prostate health and vision.
- Pyro Stim™ is the next evolution formula to satisfy them all in one product. This 6-N-1 thermogenic burns fat while helping tone, controls appetite, and boosts energy, focus and overall mood.

METISNUTRITION


Testosterone + Joint
JXT5
Elite Thermogenic
PYRO
STIM

Newest Brand: iSatori

iSatori
Your Transformation Starts With Us

- Patent-pending leading formulations for sports nutrition and diet
- Introduced 5 new exciting products since the completion of the merger including Lipo-Drex, Forskohlin Lean & Tone, and Amino-Gro
- Leveragable leading position in Bio-Active Peptides
- Strong brand with established position in multiple distribution channels both in and outside of GNC


iSatori
LIPO-DREX
ACCELERATED FAT LOSS*
+ MUSCLE HARDENING*
+ EXTREME ENERGY*
DIETARY SUPPLEMENT
BIO-GRO
AMINO-GRO
BLUE RAZZ SNOW CONE

FITLIFE BRANDS

How We Compete

Strategy of building a portfolio of authentic and innovative, best-in-class nutritional supplement brands that have a strong value proposition for consumers as well as our distribution partners

- Partners get brand exclusivity, channel discipline, and strong economics
- End users get high quality and effective products with truth-in-labeling

Entrenched, value-added vendor to GNC franchise system

- Collaborative franchise-exclusive model for selected brands creates economic and strategic incentives to drive demand and “stickiness”

Commitment to innovation and quality

- 8 -10 new product introductions every six months; 25% of revenue generated from new products, reformulations and flavors
- Reputation for quality and integrity drives end-user customer loyalty

Well positioned in a rapidly growing and highly fragmented industry with favorable demographic trends, further enhanced by iSatori deal

FITLIFE BRANDS

Large and Growing Addressable Market

Nutritional Supplement Market – $32B Annual Sales*

Specialty Retail	Mass Market	Direct + Online	Multi Level Marketing	Practitioners
$11.8B	$9.3B	$3.5B	$5.3B	$2.7B

According to the Nutritional Business Journal, the Sports, Meal Replacement and Specialty segment of the nutritional supplement industry market is a large rapidly growing multi-billion dollar addressable market.

- Sports, Meal Replacement and Specialty market segment grew from approximately $33B in 2012 to $38B in 2014
- Segment CAGR forecast to be 9% through 2020; high-end for the entire industry

FITLIFE BRANDS

Specialty Retail Brand Strategy

GNC = $2.5B		Other ($9.3B)*
Franchise Stores	Corporate Stores	Specialty Stores
NDS, PMD, SirenLabs	METIS NUTRITION	CORE ACTIVE High Performance Series; iSatori Your Transformation Starts With Us

Distribution Partners Win

Brand exclusivity, channel discipline, strong margins and sales support

Consumers Win

Authentic brands with quality products, efficacy and truth in labeling

***Source:** *Nutrition Business Journal Estimates 2012*

FITLIFE BRANDS

Disciplined Growth Strategy

GNC Holdings	Current Penetration by Segment	Key Growth Drivers
Domestic Franchise 1,060 US Stores REFRANCHISING MOVE	**Domestic Franchise** 900+ stores 85%+ Penetration 300+ Customers	↑ Door and SKU Count
International Franchise 2,100 Stores 50+ Countries	**International Franchise** 900 stores Building sku penetration 15+ Customers	↑ SKU Count
Corporate Owned 3,250 US Stores 200 Canadian Stores	**Corporate Owned** More than 3,000 stores 74% penetration with one SKU	↑ Door and SKU Count
Mergers & Acquisitions iSatori, Inc.	• Closed during 3Q15 • Add approx. approximately 50% to revenue base	iSatori Your Transformation Starts With Us

FITLIFE BRANDS

Well Positioned to Resume Double Digit Revenue Growth

- **25% CAGR 2010-2014**

- **Comparisons 4Q14-3Q15**
  - Clouded by transition to GNC central dist.
  - Retail unit volume for 3Q15 remained strong… sports nutrition segment increased almost 10%.

- **Growth from Metis Nutrition Brand**
  - More than 3,000 GNC Doors (corporate and franchise)
  - One New SKU's planned early 2016

- **iSatori Acquisition**
  - Incremental 50%+ increase to core revenue base
  - Closed 3Q15


25% Annual Growth 2010 – 2014
25,000
20,000
15,000
10,000
5,000
2010
2011
2012
2013
2014
2015 YTD


Net Income (Loss)
3,000
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
2010
2011
2012
2013
2014
2015 YTD

FITLIFE BRANDS

Completed Merger with iSatori, Inc.

FitLife has completed it's merger with iSatori, Inc. thereby acquiring all of the outstanding shares of iSatori, Inc. (OTCBB: IFIT)

Deal Summary

- Issued 2.3 million shares, assumed net debt of $1.0 million and paid $750,000 cash
- Dramatically reduced exchange ratio from 0.3000 to 0.1732, which significantly mitigated deal-related dilution
- Let option to repurchase almost 600K shares expire but maintain ROFR on another 450K shares

Financial Implications

- Management believes the acquisition will be accretive in the first year. Based on revised exchange ratio, iSatori would only need to earn approximately $500,000 to be accretive relative to FitLife standalone 2014 results.
- Material synergies, public company cost savings, cross selling /other strategic opportunities

Strategic Benefits

- High quality revenue base from established premium brand
- Alternative distribution channels to both diversify and leverage cross sell opportunities
- Strong management team with deep industry knowledge and expertise
- Key intellectual property and economies of scale
- Blueprint to build leading innovator in the industry

FITLIFE BRANDS

4Q and Full Year 2015 Preliminary Results

Adopted an accounting change during the 4Q for recognizing vendor-funded discounts

- Ensure consistency across all operating subsidiaries
- Reclassifies revenue and marketing expenses - no effect on operating income or net income
- Revenue figures below are adjusted for the reclassification

4Q15 revenue

- Total revenue expected to be $3.8 mil., including $1.4 mil. From iSatori
- FitLife revenue expected to be $2.4 mil. vs. $2.0 mil. in 4Q14, a 19% increase
  - Revenue lowered by $0.4 mil. and $0.1 mil. for 4Q15 and 4Q14, respectively for reclassification

2015 full year revenue

- Total revenue, including iSatori, is expected to be $17.9 mil.
- FitLife revenue expected to be $16.5 mil. vs. $19.6 mil. in 2014, a 16% decrease
  - Revenue reduced by $1.5 mil. and $0.4 mil. for 2015 and 2014, respectively for reclassification

Net income for 2015 expected to be a loss of $1.2 mil. vs. a profit of $1.7 mil in 2014

- Includes iSatori 4Q loss of $0.7 mil., $0.8 mil. in merger related costs, and $0.4 mil. in stock expense; return to profitability expected in 2016 as we execute growth strategy

FITLIFE BRANDS

Closing Thoughts

Management believes that 2015 was transformational year for the Company

- Continue to execute long-term strategy to expand distribution, build on brand-centric model, reduce operating risk, and provide for multiple channels for sustainable growth

2015 Initiatives and Achievements

- Anniversaried transition to indirect distribution model, which should provide for clearer comps going forward
- Adopted new accounting policy to align iSatori and FitLife around vendor funded discounts, which is a simple reclass with no impact on operating income; change makes it easier to see the pricing impact of the move to indirect distribution
- Launched new line, Metis Nutrition, exclusive to GNC in franchise and corporate stores
- Completed acquisition of iSatori, which remains a key strategic addition
- Significant progress with integration: headcount, public company, gained manufacturing efficiencies, subleased warehouse and repurposed existing space to drive efficiency

Significant "Re-Franchising" Opportunity

- Potentially double the core business opportunity for franchise exclusive brands over the next 3-4 year with stated goal of 200 stores during 2016 and 1,000 stores total

THANK YOU.

Contact Information

FitLife Brands, Inc.
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.FitLifeBrands.com

Investor Relations:
Jeff Elliott
972-423-7070
David Burtzlaff, CFA
817-527-8837